                            SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          WILSHIRE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          WILSHIRE TECHNOLOGIES, INC.
                                5861 EDISON PLACE
                           CARLSBAD, CALIFORNIA 92008


                                                                  March 14, 2000
To Our Shareholders:


        You are cordially invited to attend the Annual Meeting of Shareholders of Wilshire Technologies, Inc. (the "Company") which will be held at 10:00 a.m. on May 1, 2000 at the Marriott Hotel, 4240 La Jolla Village Drive, La Jolla, California, 92037. All holders of the Company's outstanding Common Stock as of March 3, 2000 are entitled to vote at the meeting.

        Enclosed is a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions.

        We hope you will be able to attend. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.



                                            Sincerely,



                                            Kevin T. Mulvihill
                                            Chief Executive Officer

                           WILSHIRE TECHNOLOGIES, INC.
                                5861 EDISON PLACE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 929-7200

                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 2000

                                  -------------


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Wilshire Technologies, Inc., a California corporation (the "Company"), will be held at 10:00 a.m. on May 1, 2000 at the Marriott Hotel, 4240 La Jolla Village Drive, La Jolla, California, 92037 for the following purposes:

        1.     To elect five directors; and

        2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

               The Board of Directors has fixed the close of business on March 3, 2000, as the record date for the determination of shareholders entitled to notice of and vote at the Meeting and all adjournments thereof.



                                            By Order of the Board of Directors



                                            Kevin T. Mulvihill
                                            Chief Executive Officer
Dated:  March 14, 2000

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                           WILSHIRE TECHNOLOGIES, INC.
                                5861 EDISON PLACE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 929-7200

                                  -------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 1, 2000

                                  -------------

                                VOTING AND PROXY

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Wilshire Technologies, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on May 1, 2000 at the Marriott Hotel, 4240 La Jolla Village Drive, La Jolla, California 92037 (the "Meeting") and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" the election as directors of the nominees listed thereon. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Meeting in person.

        At the close of business on March 3, 2000, the record date for determining shareholders entitled to notice of and to vote at the Meeting, the Company had issued and outstanding 12,953,385 shares of Common Stock, no par value per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Meeting. In voting for directors, however, if any shareholder gives notice at the Meeting, prior to voting, of an intention to cumulate votes, then each shareholder has the right to cumulate votes and to give any one or more of the nominees whose name has been placed in nomination prior to the voting a number of votes equal to the number of directors to be elected (five) multiplied by the number of shares which the shareholder is entitled to vote. The nominees (up to the number to be elected) receiving the highest number of votes will be declared elected. Discretionary authority to cumulate votes and distribute such votes among some or all of the nominees in the event that cumulative voting is invoked by any shareholder is solicited by the Board of Directors. Only shareholders of record at the close of business on March 3, 2000 are entitled to notice of and to vote at the Meeting or at any adjournments thereof.

        The Company will pay the expenses of soliciting proxies for the Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. The Company has retained Corporate Investor Communications, Inc. to assist in distributing materials for the Meeting at a fee plus out-of-pocket expenses that are expected to aggregate $1,300. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about March 16, 2000, to all shareholders entitled to vote at the Meeting.

        The matters to be considered and acted upon at the Meeting are referred to in the preceding notice and are more fully discussed below.

                              ELECTION OF DIRECTORS

INFORMATION REGARDING DIRECTORS

        The Bylaws of the Company provide that the number of directors shall be not less than four or more than seven until changed by a Bylaw amending the Bylaws, duly adopted by the vote or written consent of the shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a Bylaw or amendment thereof or by a resolution duly adopted by the vote or written consent of the shareholders or by the Board of Directors. At the present time the exact number of directors is five. Accordingly, at the Meeting, five directors are to be elected, each to hold office until the next annual meeting or until his successor shall be elected and qualified.

        At the present time there is one vacancy on the Board of Directors. Information concerning the nominees is set forth below. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of such nominees, or as many as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

        The table on page 6 sets forth certain information as of March 3, 2000 with respect to (i) the present directors, and the nominees for election as directors. and (ii) all directors and executive officers of the Company. Directors are elected by a plurality of the votes cast by the shareholders. Therefore, shares not voted, whether by abstaining or broker non-vote (in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) do not affect the election of directors.

        The securities "beneficially owned" by an individual shown in the table are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same residence as such individual, as well as other securities as to which the individual has or shares voting or investment power or which the individual has the right to acquire before May 4, 2000 (60 days after the March 3, 2000 record date) under stock options or warrants. Beneficial ownership may be disclaimed as to certain of the securities. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him, except to the extent that authority is shared by spouses under applicable law.

                                             Number of Shares
                                               Beneficially        Director           Percent of Class of
Name                                Age          Owned               Since              Common Stock
----                                ---          -----               -----              ------------
Ronald W. Cantwell                   56          -0-(1)         December 6, 1996             *
John Van Egmond                      50        134,500(2)       December 31, 1996            *
Charles H. Black                     73         58,500(3)       June 23, 1997                *
Joe E. Davis                         65         58,500(3)       June 23, 1997                *

All Directors and Executive Officers of
the Company as a Group (seven persons)          546,500(4)                                 3.5%

----------

*Less than 1% of the 12,953,385 shares outstanding on March 3, 2000.

(1) Mr. Cantwell disclaims direct beneficial ownership of 9,416,430 shares of Common Stock and of Warrants to purchase 1,400,000 shares of Common Stock owned by Trilon Dominion Partners, L.L.C. Mr. Cantwell is the holder of 100% of the capital stock of VC Holdings, Inc. which is the sole manager of and owns 100% of the voting Class A membership interest in Trilon Dominion Partners, L.L.C.

       Mr. Cantwell as an employee of Trilon Dominion Partners, L.L.C., is prohibited by that company's policies from investing in securities of companies within the investment group of Trilon Dominion Partners, L.L.C., which includes the Company.

(2) Includes 114,500 shares that Mr. Van Egmond has the right to acquire upon exercise of currently exercisable non-qualified stock options.

(3) Represents shares of Common Stock which the named person has the right to acquire upon exercise of currently exercisable non-qualified stock options.

(4) Includes shares which may be acquired on exercise of options that are exercisable, or become exercisable before May 4, 2000.

INFORMATION CONCERNING THE NOMINEES AND EXECUTIVE OFFICERS

NOMINEES FOR DIRECTOR

RONALD W. CANTWELL has been a Director and Chairman of the Board of the Company since December 6, 1996, and has served as President of Trilon Dominion Partners, L.C.C. since its inception in June 1995. Prior to joining Trilon Dominion, Mr. Cantwell served as the President of The Catalyst Group, Inc. where he successfully executed a variety of merchant banking activities and managed the operations of a diverse mix of utility assets. Approximately $2 billion of these assets were successfully divested under Mr. Cantwell's direction. In addition, he has been involved in advising numerous mergers and acquisitions and restructuring matters for the Edper Group, the principal investor in Catalyst. Prior to joining Catalyst, Mr. Cantwell spent 19 years in the practice of public accounting, most recently with Ernst & Young where he was a tax partner and headed the Dallas-based Mergers and Acquisitions practice. While at Ernst & Young, Mr. Cantwell was instrumental in structuring mergers, acquisitions, recapitalizations, and dispositions on behalf of several Fortune 500 and many of the southwest's most acquisition-oriented entities. Mr. Cantwell is a Certified Public Accountant. Mr. Cantwell presently is a director of EPL Technologies, Inc., a publicly owned company.

JOHN VAN EGMOND was President and Chief Executive Officer from December 31, 1996 to January 31, 1999 and has been a director of the Company since December 31, 1996. Mr. Van Egmond also was affiliated with Trilon Dominion Partners, L.L.C. and he has been President, Chief Executive Officer and a director of Century Power Corporation from 1989 to January 1999. Prior to 1989, Mr. Van Egmond was Vice President and Controller of Century. Prior to joining Century, Mr. Van Egmond held various financial positions from 1972 to 1984 with Tucson Electric Power Company. Mr. Van Egmond is a Certified Public Accountant and holds a B.S. from Montana State University.

CHARLES H. BLACK rejoined the Board in June, 1997. He had been a director of the Company from February, 1993 until August, 1996. Mr. Black is a private investor who serves on the Board of Governors of the Pacific Stock Exchange and is a director of Investment Company of America, and Anworth Mortgage Asset Corp. Previously, Mr. Black was Executive Vice President and Chief Financial Officer of Kaiser Steel Corporation, Executive Vice President and Chief Financial Officer of Great Western Savings & Loan, and Vice President and Treasurer of Litton Industries.

JOE E. DAVIS rejoined the Board in June, 1997. He had been a director of the Company from February 1993 until November, 1996. Mr. Davis is a private investor who serves as a director for BMC Industries and Anworth Mortgage Capital Corporation and Natural Alternatives International Inc., and is a Trustee of American Variable Insurance Series. Previously, Mr. Davis was the President and Chief Executive Officer of National Health Enterprises, Inc.

DAVID L. HEAVENRIDGE (age 53) is president and chief executive officer of Dominion Capital, Inc. (DCI), which is the financial service and investment subsidiary of Dominion Resources, Inc. (DRI), and is executive vice president of DRI. He is also an officer and member of the board of DRI's and DCI's investments such as First Source Financial, First Dominion Capital, Cambrian

 Capital, Dominion Energy, Dominion Land Management Company and is chairman of Saxon Mortgage. He also currently serves on the board of directors of Virginia Power. Mr. Heavenridge serves on the Board of Associates and the Executive Advisory Board at the University of Richmond and is on the Executive Committee and the board of directors of Richmond Renaissance. He has previously served on the board of the Richmond Police Athletic League, as well as Junior Achievement of Richmond, and has served in various positions in the Richmond United Way. Mr. Heavenridge joined DRI's principal subsidiary, Virginia Power in 1973. After assignments in the financial and management areas, Heavenridge was promoted to manager-power operations management services in 1981. He was elected vice-president-administration and controller of DRI in 1986. He served as President/CEO of Enron/Dominion Cogeneration Company and was elected senior vice president of DRI in 1992. Mr. Heavenridge assumed his current position of president and CEO effective March 1, 1994. A native of Danville, Illinois, Mr. Heavenridge received his bachelor's degree from the University of Richmond in 1969 where he was elected to membership in Alpha Kappa Psi, Beta Gamma Sigma and Omicron Delta Kappa honor societies. He attended the Executive program at University of Virginia in 1980 and received the Alumni Achievement award in 1993 from the University of Richmond. Mr. Heavenridge is married to the former Kathi Miller of Richmond. They live in Richmond, VA with their family.

OTHER EXECUTIVE OFFICERS

KEVIN MULVIHILL (age 49) has been President and CEO since February 1, 1999. Mr. Mulvihill joined the Company in August 1998 as Executive Vice President. Prior to joining Wilshire, Mr. Mulvihill held various senior management positions that include Vice President and General Manager for Fisher Scientific, Vice President of Sales and Marketing for Devon Industries and Area Vice President with INMED Corporation. Mr. Mulvihill holds B.S. and ED.M. degrees from Temple University.

KATHLEEN E. TERRY (age 46) joined the Company on February 8, 1999 as Vice President and Chief Financial Officer. From 1997 to November 1998, Ms. Terry was Vice president and Chief Financial Officer for Advanced BioResarch Associates, a privately held FDA regulatory and clinical consulting firm. Previously, Ms. Terry has held various Chief Financial Officer positions with both public and privately held companies, including Norris Communications Inc., BioSafety Systems and IRT Corporation. Ms. Terry is a Certified Public Accountant and holds a B.S. of Accounting from San Diego State University.

PAUL FENNELL (age 40) joined the Company in May 1998 and serves as Vice President of Operations. Prior to joining the Company, Mr. Fennell was employed by Sage Products, Inc. for over five years to start up and manage their glove manufacturing facility. Previously, Mr. Fennell held various management positions in operations and distribution with Johnson and Johnson and Allenbach Industries.

OTHER SIGNIFICANT EMPLOYEES

FRED PISACANE (age 43) joined the Company in July, 1991, and is Vice President of Sales and Marketing. Prior to joining the Company, Mr. Pisacane spent twelve years with Baxter Scientific Products, a leading distributor of clean room products.

BOARD OF DIRECTORS MEETINGS; DIRECTORS COMPENSATION.

        The Board of Directors of the Company held 7 meetings during the fiscal year ended November 30, 1999. At the May 26, 1999 Organizational Meeting of the Board of Directors, the Board appointed a two-member Compensation Committee that makes recommendations concerning salaries and incentive compensation for employees of the Company. The two members were Messrs. Whitworth and Black. Mr. Whitworth resigned as a director on September 8, 1999. At its November 17, 1999 meeting, the Board of Directors resolved that the Compensation Committee should be terminated as of that date and that its functions should henceforth be performed by the full Board of Directors. The Compensation Committee did not meet during fiscal 1999. The Board of Directors also has an Audit Committee (which in fiscal 1999 consisted of Directors Black and Davis) that reviews the results and scope of the audit and other services provided by the Company's independent auditors. During the fiscal year ended November 30, 1999 the Audit Committee held one meeting. The Board of Directors does not have a Nominating Committee. All directors attended at least 75% of the aggregate number of meetings of the Board and of the Committees on which they serve.

        All directors hold office until the next annual meeting of shareholders of the Company and the election and qualification of their successors. Officers are elected annually by, and serve at the discretion of, the Board of Directors.

        Directors are reimbursed for out-of-pocket expenses in connection with attendance at Board of Directors meetings and receive $500 for each meeting attended. Mr. Cantwell's director's fees were paid during the fiscal year ended November 30, 1999 to VC Holdings, Inc. in accordance with the policies of Trilon Dominion Partners, L.L.C. On August 13, 1999, Directors Black, Davis and Van Egmond each received a non-qualified stock option under the Company's 1995 Stock Option Plan to purchase 12,500 shares of common stock at $.30 per share, the fair market value of the stock on the date of grant. The option became exercisable on the date of grant and expires on August 13, 2004.

EXECUTIVE COMPENSATION.

        The table that follows shows the annual and long-term compensation for services in all capacities to the Company for the fiscal year ended November 30, 1999.

                           SUMMARY COMPENSATION TABLE

                                                           LONG-TERM COMPENSATION
                                                    ------------------------------------
                         ANNUAL COMPENSATION                 AWARDS              PAYOUTS
                     ----------------------------   -----------------------      -------
                                          OTHER                  SECURITIES
                                          ANNUAL    RESTRICTED   UNDERLYING                  ALL OTHER
   NAME AND                               COMPEN-     STOCK       OPTIONS/          LTIP      COMPEN-
   PRINCIPAL         SALARY       BONUS   SATION     AWARD(s)       SARS          PAYOUTS     SATION
   POSITION   YEAR     ($)         ($)      ($)        ($)           (#)            ($)         ($)
     (a)      (b)      (c)         (d)      (e)        (f)           (g)            (h)         (i)
     ---      ---      ---         ---      ---        ---           ---            ---         ---
  JOHN VAN
  EGMOND,     1999   $148,000                                      12,500                   $ 1,826(1)
  CHIEF
  EXECUTIVE   1998   $140,673                                                               $ 2,000(2)
  OFFICER     1997   $50,000(3)                                   102,000                   $ 2,000(2)
  AND
  PRESIDENT

  KEVIN       1999   $187,200                                                               $27,600(6)
  MULVIHILL,  1998   $43,350(4)                                   500,000                   $27,600(6)
  EXECUTIVE
  VICE
  PRESIDENT

  KATHLEEN    1999   $91,000(5)                                   150,000
  TERRY,
  CHIEF
  FINANCIAL
  OFFICER

----------

        (1) Represents directors fees and a consultant fee.

        (2) Represents director fees paid to VC Holdings, Inc., an affiliate of Trilon Dominion Partners, L.L.C.

        (3) Mr. Van Egmond received no cash compensation from the Company in fiscal 1997 but did receive $50,000 cash compensation from Trilon Dominion Partners, L.L.C. in that year. The Company recorded this amount as a contribution to capital and charged it to general and administrative expenses in 1997.

        (4) Mr. Mulvihill joined the Company in August 1998.

        (5) Ms. Terry joined the Company in February 1999.

        (6) Represents a non-accountable car allowance of $600 per month and the cost of a furnished apartment, pending Mr. Mulvihill's relocation. See "Employment Agreements", below.

OPTION GRANTS

        The following table shows stock options granted pursuant to the Company's 1995 Stock Option Plan during the fiscal year ended November 30, 1999, to the executive officers named in the Summary Compensation Table above. No stock appreciation rights were granted.


                                      PERCENT OF TOTAL
                                      OPTIONS GRANTED TO
                           OPTIONS    EMPLOYEES IN FISCAL     EXERCISE PRICE      EXPIRATION
NAME                       GRANTED    YEAR                      (PER SHARE)          DATE
----                       -------    -------------------       -----------          ----
John Van Egmond             12,500              3%                 $0.30        August 13, 2004
Kathy Terry                 50,000         } 36%                   $0.39        February 8, 2009
Kathy Terry                100,000                                 $0.30        August 13, 2009

OPTION EXERCISES AND FISCAL YEAR-END VALUES

        The table that follows shows the number of shares of the Company's Common Stock acquired upon exercise of options, the value realized therefor, the number of unexercised options at November 30, 1999 and the value of unexercised in-the-money options at November 30, 1999 (based on a closing price of $0.22 per share) for the executive officers named in the Summary Compensation Table above, none of whom received any stock appreciation rights during fiscal 1999 or held any at November 30, 1999.

                                                                                   Value of Unexercised
                                                     Number of Unexercised         In-the-Money Options
                      Shares Acquired             Options at November 30, 1999    at November 30, 1999(1)
                        on Exercise    Value      ----------------------------   --------------------------
   Name                  (Number)    Realized     Exercisable    Unexercisable   Exercisable  Unexercisable
   ----                  --------    --------     -----------    -------------   -----------  -------------
   John Van Egmond          0          $  0         114,500          -0-          $    0         $    0
   Kevin Mulvihill          0          $  0         125,000        375,000        $    0         $    0
   Kathleen E. Terry        0          $  0          50,001         99,999        $    0         $    0

------------

(1) Represents the amounts by which the market price of the common stock of the Company on November 30, 1999 exceeded the exercise prices of unexercised options multiplied by the number of shares subject to the options.

EMPLOYMENT AGREEMENTS

        On January 1, 1998 the Company entered into an employment agreement with Mr. Van Egmond as Chief Executive Officer, for a term of one year with a provision for one-year renewals. Mr. Van Egmond's annual compensation was $175,000. The Employment Contract provided that the Company may terminate Mr. Van Egmond's employment under the Agreement at any time without cause. In that event, or if the Company did not agree to renew the Employment Agreement, Mr. Van Egmond would receive as severance pay an amount equal to six months of his then salary, payable in six equal monthly installments. The contract was terminated on January 31, 1999 and Mr. Van Egmond received $87,500 in severance pay for the months of February 1999 through August 31, 1999.

        On August 17, 1998 the Company entered into an employment agreement with Mr. Kevin Mulvihill as Executive Vice President, for a term of one year with a provision for one-year renewals at an annual compensation of $165,000. When Mr. Mulvihill became the Company's President and Chief Executive Officer on February 1, 1999, his salary was increased to $185,000 and certain other amendments were made to the employment agreement. The amended Agreement provides that the Company may terminate Mr. Mulvihill's employment under the Agreement at any time without cause. In that event, or if the Company does not agree to renew the Employment Agreement, Mr. Mulvihill will receive as severance pay an amount equal to twelve months of his then salary, payable in twelve equal monthly installments. Pursuant to the contract Mr. Mulvihill was granted an option covering 500,000 shares with an exercise price of $0.50, being the fair market value on the effective date of the Agreement. Mr. Mulvihill is also eligible for a bonus up to 30% of base salary based upon a Board approved sales and profitability plan. If Mr. Mulvihill relocates his residence to San Diego, the Company is committed to reimburse Mr. Mulvihill for closing costs, and any additional interest points paid to reduce the mortgage rate on a 30-year fixed mortgage of $320,000 to 7.625%.

        Mr. Mulvihill is also entitled to participate in the Company's compensation and benefit programs available to officers at his respective level.

        On February 8, 1999 the Company entered into an employment agreement with Ms. Kathleen Terry as Vice President and Chief Financial Officer for a term of one year, at an annual compensation of $115,000 (increased to $125,000 as of February 8, 2000), with a provision for one-year renewals. The Agreement provides that the Company may terminate Ms. Terry's employment at any time without cause. In that event, or if the Company does not agree to renew the Employment Agreement, Ms. Terry will receive as severance pay an amount equal to six months of her then salary, payable in six equal monthly installments. Pursuant to the contract, Ms. Terry was granted a ten-year non-qualified stock option covering 50,000 shares with an exercise price of $0.39, being the fair market value on the effective date of the Agreement.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        On January 4, 1996, Trilon Dominion Partners, L.L.C. ("Trilon") owned the following securities of the Company:

        (a)    Its Promissory Note for $5,000,000 (the "Promissory Note").

        (b) Its Promissory Note for $2,700,000 (subsequently increased to $3,100,000) (the "Grid Promissory Note").

        (c) Warrant (the "May Warrant") entitling the holder to purchase initially 1,250,000 shares of the Company's Common Stock, subject to adjustment to protect against dilution.

        (d) Warrant (the "November Warrant") entitling the holder to purchase initially 30,000 shares of the Company's Common Stock, subject to adjustment to protect against dilution.

        (e)    940,000 shares of the Company's Common Stock.

        On January 5, 1996, pursuant to an Exchange Agreement dated January 5, 1996, (i) Trilon cancelled the Promissory Note and all except $400,000 principal amount of the Grid Promissory Note, together with interest accrued on the cancelled principal amounts; (ii) Trilon surrendered the May Warrant and the November Warrant; and (iii) the Company issued to Trilon 8,441,430 shares of the Company's authorized but theretofore unissued Common Stock. On January 10, 1996, the Company paid the remaining $400,000 principal amount on the Grid Promissory Note, together with interest accrued thereon.

        On January 5, 1996, the Company and Trilon Dominion entered into a Credit Agreement (the "Agreement") for a credit line of $1,000,000 secured by the Company's assets. Under the terms of the Agreement, the principal was due on June 30, 1996 and the interest was payable monthly at a rate of prime plus 3.75%. In connection with the loan, the Company issued Trilon Dominion a five-year warrant that entitles Trilon Dominion to purchase 100,000 shares of the Company's authorized but unissued common stock at an exercise price of $0.75 per share, subject to adjustment to protect against dilution. The warrant is exercisable immediately and expires on January 5, 2001. Also, under the terms of the Agreement, the Company issued Trilon Dominion a second five-year warrant which became exercisable when the Company and Trilon Dominion amended the Agreement to extend the termination date of the Agreement to December 31, 1996. The second warrant entitles Trilon Dominion to purchase 25,000 shares of the Company's authorized but unissued common stock at an exercise price of $1.75 per share and it expires on January 5, 2001. The holder of each of such five-year warrants may, without payment to the Company, convert the warrant in whole or in part into shares of the Company's common stock having a market value equal to the difference between (x) the market value per share of common stock multiplied by the number of warrants that are converted and (y) the warrant exercise price, multiplied by the number of warrants that are converted.

        The Agreement was amended further on September 30, 1996, April 15, 1997, and September 19, 1997. Each amendment increased the credit line by $1,000,000, up to a total of $4,000,000, and extended the termination date, to June 30, 1998. Trilon Dominion received a warrant to purchase 100,000 shares at the market price with each credit line increase, and a warrant to purchase 25,000 shares at the market price with each termination date extension. Warrants for 225,000 shares were issued in each of fiscal years 1996 and 1997 and warrants for 50,000 shares were issued in fiscal year 1998. The Company recorded the estimated fair value of the warrants issued in fiscal year 1997 and fiscal year 1998 at $0.07 per underlying common share with a corresponding charge to earnings of $16,000 in fiscal 1997 and $3,500 in fiscal year 1998.

        On January 7, 1998, February 17, 1998 and March 10, 1998, the Company and Trilon Dominion completed Demand Notes, each for $250,000 at an interest rate of 12.25%, to fund the Company's ongoing operations until a new credit facility could be completed.

        On March 31, 1998 the Company and Trilon Dominion completed an Amended and Restated Credit Agreement and Revolving Line of Credit (the "Amended Agreement") which included the principal of $4,000,000 from the previous Agreement and Amendments, the principal of $750,000 from the three Demand Notes, the accrued interest and management fees of $543,297 on the Agreement and Notes, and a new credit line commitment of $2,200,000. Under the terms of the Amended Agreement, the principal of $7,493,297 was due on December 31, 1998, and the interest was payable quarterly at an annual rate of 11.5%. In connection with the Amendment Agreement, the Company paid Trilon $100,000 for debt issuance costs and issued Trilon Dominion a five-year warrant that entitles Trilon Dominion to purchase 650,000 shares of the Company's authorized but unissued common stock at an exercise price of $0.41 per share, subject to adjustment to protect against dilution. The warrant is exercisable immediately and expires on March 31, 2003. The Company recorded the estimated fair value of the warrant to purchase 650,000 shares as a debt issuance cost in the second quarter of fiscal year 1998 at $0.07 per underlying common share. On December 31, 1998, under the terms of the Amended Agreement, the Company issued Trilon Dominion a second five-year warrant which became exercisable when the Company and Trilon Dominion agreed to extend the due date of the principal and interest from December 31, 1998 to January 31, 2000. The second warrant entitles Trilon Dominion to purchase 250,000 shares of the Company's authorized but unissued common stock at an exercise price of $0.42 per underlying common share and expires on March 31, 2003.

        On August 5, 1998, September 1, 1998, October 1, 1998, November 2, 1998, December 1, 1998, January 4, 1999, February 1, 1999, and February 28, 1999 the Company and Trilon Dominion completed Demand Notes at an interest rate of 11.5% to fund the Company's ongoing operations. The August and September notes each were in the amount of $220,000, the October, January and both February notes each were in the amount of $250,000, the November note was in the amount of $240,000 and the December note was in the amount of $260,000.

        Trilon's ownership of shares and warrants on March 3, 2000 are shown under "Principal Shareholders".

        The parties also entered into a Consulting Agreement pursuant to which during the term of the credit facility the Company will pay Trilon $2,000 per month for consulting services rendered, plus travel and other related expenses incurred by Trilon.

        The Company has been informed that the members of Trilon are (i) VC Holdings, Inc. ("VCH"), a Delaware corporation that is Trilon's sole manager and holds 100% of the voting Class A membership interest in Trilon and (ii) Dominion Capital, Inc., which holds 100% of the non-voting Class B membership interest in Trilon. Mr. Ronald Cantwell, the President of Trilon, has been a director and Chairman of the Board of the Company since December 6, 1996.





                             PRINCIPAL SHAREHOLDERS

        The following table sets forth as of March 3, 2000 the identity of each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and its beneficial ownership.


  NAME AND ADDRESS OF BENEFICIAL     AMOUNT AND NATURE OF BENEFICIAL    PERCENT OF CLASS OF COMMON
               OWNER                    OWNERSHIP OF COMMON STOCK                  STOCK

Trilon Dominion Partners, LLC                   9,416,430                         72.70%
Two Greenwich Plaza, STE 100
Greenwich, CT 06830

        Trilon Dominion Partners, LLC also owns warrants entitling it to purchase the following number of shares of the Company's Common Stock:


            Exercise Date            Expiration Date        Shares           Exercise Price
            -------------            ---------------        ------           --------------
            January 5, 1996          January 5, 2001        100,000          $0.75

            June 30, 1996            January 5, 2001         25,000          $1.75

            September 30, 1996       September 30, 2001     100,000          $1.31

            June 30, 1997            September 30, 2001      25,000          $0.84

            April 15, 1997           April 15, 2002         100,000          $0.44

            September 19, 1997       September 19, 2002     100,000          $0.95

            December 31, 1997        April 15, 2002          25,000          $0.47

            March 31,1998            March 31, 2003         650,000          $0.41

            June 30, 1998            September 19, 2002      25,000          $0.34

            December 31, 1998        December 31, 2003      250,000          $0.42
                                                            -------

            TOTAL                                         1,400,000


                              SECTION 16 DISCLOSURE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended November 30, 1999 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                          ANNUAL REPORT AND FORM 10-KSB

        The audited financial statements of the Company are included in the Annual Report to Shareholders for the year ended November 30, 1999, enclosed with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is made.

        The Board of Directors selected the independent accounting firm of Ernst & Young LLP to act as the Company's auditors for the 1999 fiscal year. It is anticipated that representatives of Ernst & Young will be present at the Meeting to make a statement if they so desire and respond to appropriate questions presented at the Meeting. No accounting firm has as yet been selected for the Company's fiscal year ending November 30, 2000. The Company is in the process of making the selection. Ernst & Young has informed the Company that it will not participate in the competitive bidding.

        A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS AND MAY BE OBTAINED BY WRITING TO MS. KATHLEEN E. TERRY, CHIEF FINANCIAL OFFICER, WILSHIRE TECHNOLOGIES, INC., 5861 EDISON PLACE, CARLSBAD, CALIFORNIA 92008. EXHIBITS TO FORM 10-KSB WILL ALSO BE FURNISHED UPON REQUEST FOR THE COST OF REPRODUCTION.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                              SHAREHOLDER PROPOSALS

        Any proposals of shareholders that are intended to be presented at next year's Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before January 10, 2001, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.



                                            By Order of the Board of Directors



                                            Kevin T. Mulvihill
                                            Chief Executive Officer

                       THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS OF

                          WILSHIRE TECHNOLOGIES, INC.

     The undersigned Stockholder of Wilshire Technologies, Inc., a California corporation, hereby appoints Kevin Mulvihill and Kathleen Terry and each of them (to act by a majority of those present), or _______________________, the attorneys and proxies of the undersigned, with power of substitution, to attend the Annual Meeting of Stockholders of said Corporation to be held at the Marriott Hotel, 4240 La Jolla Village Drive, La Jolla, California 92037 on May 1, 2000 at 10 o'clock A.M. and at any adjournment or adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present with respect to the matters set forth on the reverse.

This Proxy will be voted as you specify on the reverse. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SOME OR ALL OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY STATEMENT WHO WERE NOMINATED BY THE BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS OF WILSHIRE TECHNOLOGIES, INC. In the election of directors said proxies shall have discretion and authority to distribute the votes represented by this proxy in such proportions as they shall see fit among the nominees named in the Proxy Statement. If any such nominee is unable or unwilling to serve or is otherwise unavailable, said proxies shall have discretion and authority to vote in accordance with their judgment for other nominees or to distribute such votes in such proportions as they shall see fit among all nominees.

                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                          WILSHIRE TECHNOLOGIES, INC.

                                  MAY 1, 2000



              * PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED *




[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                        VOTE FOR THE
                       ELECTION OF ALL            WITHHOLD FROM
                       DIRECTORS NAMED         VOTING FOR ELECTION
                          AT RIGHT                OF DIRECTORS
1. ELECTION                  [ ]                       [ ]             NOMINEES:  Ronald W. Cantwell
   OF                                                                             John Van Egmond
   DIRECTORS:                                                                     Charles N. Black
                                                                                  Joe E. Davis
                                                                                  David L. Heavenridge
INSTRUCTION: To withhold authority to vote for
any nominee with that nominees name in the space
provided below.
__________________________


2. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

Proposal (1) is discussed in the accompanying Proxy Statement dated March 14, 2000.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.

Receipt of copies of the Annual Report to Shareholders, the Notice of the Annual Meeting of Shareholders and the Proxy Statement dated March 14, 2000 is hereby acknowledged.

SIGNATURES __________________________ DATE ___________ SIGNATURES _________________________ DATE _______
           (Signature of Stockholder)                             (Signature of Stockholder)

Note: Please sign exactly as your name or names appear. If more than one name appears, all persons so designated should sign. For joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians and attorneys should so indicate when signing.